NEITHER THE SECURITIES REPRESENTED BY THIS CONVERTIBLE SECURED PROMISSORY NOTE NOR THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO SUCH SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT, BUT, THEN, ONLY UPON THERE HAVING FIRST BEEN OBTAINED A WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAW.

                              SAVE ON ENERGY, INC.

                       CONVERTIBLE SECURED PROMISSORY NOTE

                                                                  April 24, 2002
USD$50,000                                                    New York, New York

         FOR VALUE RECEIVED, Save On Energy, Inc., a Georgia corporation, having its principal place of business located at 4851 Georgia Highway 85, Suite 210, Forest Park, Georgia 30297 (the "Company"), hereby promises to pay to the order of SWI Holdings, Ltd., a Bermuda corporation, having its principal place of business located at Jardine House, 33-35 Reid Street, Hamilton, HM 12 Bermuda (the "Original Holder"), or registered assigns (each, a "Subsequent Holder", and, together with the Original Holder, a "Holder" or the "Holders"), in immediately available funds and subject to the terms hereof, the principal sum of fifty thousand dollars and 00/100 (USD$50,000.00), together with interest on the outstanding principal balance from the date of this Convertible Secured Promissory Note (this "Note") at the rate of six percent (6%) per annum payable in a single lump sum of combined principal and interest on October 24, 2002. Any overdue principal shall bear interest at the rate of eighteen (18%) percent per annum and shall be payable on demand.

         1. Security. This Note is executed concurrently with a certain Security Agreement (the "Security Agreement") of even date herewith between the Company and the Original Holder. Pursuant to the Security Agreement, the Company has pledged certain of its assets as collateral to the Original Holder to secure its prompt and full performance of its obligations hereunder.

         2. Registered Owner. The Company may consider and treat the person or entity in whose name this Note shall be registered as the absolute owner hereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be effected by any notice to the contrary. The registered owner of this Note shall have the right to transfer it by assignment and the transferee thereof, upon its registration as owner of this Note, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its principal place of business together with an assignment of each of this Note and the Security Agreement, each duly authenticated. In the case of transfers by operation of law, the transferee shall notify the Company of such transfer and of its address, and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the Holder, in person or by attorney, upon the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication.


         3. Conversion Right.

                  3.1 Grant of Right. Subject to the terms hereof, and for so long as any amounts remain unpaid hereunder, the Holder shall have the right, in its exclusive discretion, to convert all or a portion of such amount, including any accrued interest, into restricted shares of the common stock, par value $0.001 per share, of the Company (the "Common Stock") at a conversion price per share (the "Conversion Price") equal to $0.09 per share ("Note Stock").

                  3.2 Exercise Procedure. The foregoing conversion privilege may be exercised by the Holder only by delivery and surrender of this Note to the Company at its then principal place of business together with the Note Conversion Form annexed hereto as Exhibit A duly executed ("Notice of Exercise"). Subject to the terms hereof, upon Notice of Exercise, the Holder shall be deemed to be the holder of record of the Note Stock, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Note Stock shall not then have actually been delivered to the Holder.

                  3.3 No Fractional Shares. The Company shall not be required to issue certificates representing fractions of shares upon any conversion hereof, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated.

                  3.4 Re-Issuance of Note Upon Partial Exercise. If this Note shall be converted in part only, the Company shall, upon surrender of this Note for cancellation, execute and deliver a new note to Holder containing the same terms and other provisons as this Note but in an amount equal to the unconverted balance, which amount shall be repaid by the Company in accordance with the terms of such new note (including a continuing right of conversion).

                  3.5 Limitation on Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company prior to any conversion hereof, either at law or in equity, and the rights of the Holder are limited to those expressed in this Note.

         4. Lawful Intent. It is the intent of the Company that the rate of interest payable under this Note shall be lawful; therefore, if for any reason the interest or other charges payable under this Note are found by a court of competent jurisdiction, in a final determination, to exceed the limit which may be lawfully charged, then the obligation to pay interest and other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Company.

         5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder (which representations and warranties shall be deemed to be repeated by the Company on each day on which any amounts remain outstanding hereunder) that:

                  (a) Corporate Organization & Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the state of Georgia.

                  (b) Power, Due Authorization, Execution and Delivery. The Company has full corporate power and authority to (i) carry on its present business as currently conducted, (ii) own its properties and assets, (iii) execute and deliver this Note, (iv) borrow and repay with interest the loan evidenced hereby, (v) issue the Note Stock upon any conversion, and (vi) perform all of its obligations hereunder. The Company has taken all requisite corporate and other action to authorize the execution, delivery and performance of this Note and the transactions contemplated hereby. This Note has been duly executed and delivered by the Company.

                  (c) Valid Issuance of Common Stock. Any Note Stock, when issued and delivered in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and, based in part upon the representations of Holder in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Note Stock will be issued free of any preemptive rights.

                  (d) Binding Obligations; No Violation. This Note constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law). The execution, delivery and performance of this Note and the payment of all amounts due hereunder by the Company and the consummation of the transactions contemplated hereby do not and will not (i) violate any provision of its certificate of incorporation or bylaws, (ii) conflict with or result in the breach of any material provision of, or give rise to a default under, any agreement with respect to indebtedness or of any other material agreement to which the Company is a party or by which it or any of its properties or assets are bound, (iii) conflict with any law, statute, rule or regulation or any order, judgment or ruling of any court or other agency of government to which it is subject or any of its properties or assets may be bound or affected, in each case except where such conflict would not have a material adverse effect on the Company, or (iv) result in the creation or imposition of any lien, charge, mortgage, encumbrance or other security interest or any segregation of assets or revenues or other preferential arrangement (whether or not constituting a security interest) with respect to any present or future assets, revenues or rights to the receipt of income of the Company, except for the liens and security interests created pursuant to the Security Agreement.

                  (e) Proceedings. There are no legal actions, suits, arbitration proceedings, official investigations or other proceedings pending or, to the knowledge of the Company, threatened against the Company that if adversely determined would materially affect the financial condition of the Company or the validity or enforceability of, or the Company's ability to perform, this Note or the transactions contemplated hereby.

                  (f) Consents and Approvals. All governmental and other consents, authorizations, approvals, licenses and orders that are required to have been obtained by the Company with respect to this Note or the transactions contemplated hereby have been obtained and are in full force and effect and all conditions of any such consents, authorizations, approvals, licenses and orders have been complied with.

                  (g) Reporting Company. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), has a class of securities registered under Section 15 of the Exchange Act, and has filed all reports required by the Exchange Act since the date the Company first became subject to such reporting obligations, except for the most recent 10-KSB as of 12/31/01 which was due as of 3/31/02 and which, as of the date hereof, remains unfiled and delinquent. The Common Stock is duly listed or approved for quotation on the O.T.C. Bulletin Board. The Company is not in violation of the listing requirements of the O.T.C. Bulletin Board and, except for the Company's failure to have filed as required the most recent 10-KSB as of 12/31/01 (which could result in delisting),does not reasonably anticipate that the Common Stock will be delisted by the O.T.C. Bulletin Board for the foreseeable future. The Company has not furnished to the Holder any material non-public information concerning the Company.

                  (h) Other Obligations. Except for a certain promissory note issued by the Grantor as of December 10, 2001 to New York State Electric and Gas Corporation in the original face amount of three hundred and seven thousand eight hundred dollars ($307,800) The Company is not in default under any agreement relating to, or instrument evidencing, indebtedness or any other material agreement to which it is a party or by which it or its assets are bound.

         6. Investment Intent. The Holder, by its acceptance of this Note and notwithstanding any lack of signature hereto on its part, hereby represents and warrants (i) that this Note is being acquired, and any Note Stock will be acquired, by the Holder for its own account, for investment purposes, and not with a view to any distribution thereof, and (ii) that it will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of any of the Note Stock unless a registration statement under the Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Act, or (ii) the Company has received a written opinion of its counsel, or counsel reasonably satisfactory to it, that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Act or applicable "blue sky" or state securities laws.

         7. Events of Default. An "Event of Default" shall be deemed to have occured if:

                  (a) The Company defaults in any payment due under this Note, when and as the same shall become due and payable whether at maturity thereof, or by acceleration or otherwise, which default shall continue uncured for a period of ten (10) days from the date thereof; or

                  (b) The Company fails to comply with any of the covenants, conditions or agreements set forth in this Note and such default shall continue uncured for a period of thirty (30) days after receipt of written notice to the Company from the Holder stating the specific default or defaults; or

                  (c) The Company shall file or consent by answer or otherwise to the entry of an order for relief or approving a petition for relief, reorganization or arrangement or any other petition in bankruptcy for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or shall make an assignment for the benefit of its creditors, or shall consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, or shall be adjudicated a bankrupt or insolvent, or shall take corporate action for the purpose of any of the foregoing, or if a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property or an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law, or an order for the dissolution, winding up or liquidation of the Company, or if any such petition shall be filed against the Company and such petition shall not be dismissed within sixty (60) days.

         8. Remedies. In case an Event of Default (other than an Event of Default resulting from the Company's failure to pay the Principal Amount of, or any interest upon, this Note, when the same shall be due and payable in accordance with the terms hereof [after giving affect to applicable "cure" provisions herein] and an Event of Default resulting from bankruptcy, insolvency or reorganization) shall occur and be continuing, the Holder may declare by notice in writing to the Company all unpaid principal and accrued interest on the Note then outstanding to be due and payable immediately. In case an Event of Default resulting from the Company's non-payment of principal or interest upon this Note shall occur, the Holder may declare all unpaid principal and accrued interest on this Note to be due and payable immediately. In case an Event of Default resulting from bankruptcy, insolvency or reorganization shall occur, all unpaid principal and accrued interest on the Note shall be due and payable immediately without any declaration or other act on the part of the Holder. Any such acceleration may be annulled and past defaults (except, unless theretofore cured, a default in payment of principal or interest on the Note) may be waived by the Holder.

         9. Costs of Collection. Should the indebtedness represented by this Note or any part thereof be collected in any proceeding, or this Note be placed in the hands of attorneys for collection following any Event of Default, the Company agrees to pay as an additional obligation under this Note, in addition to the principal and interest due and payable hereunder, all costs of collecting this Note, including reasonable attorneys' fees.

         10. Waiver and Amendments. This Note may be amended, modified, superseded, canceled, renewed or extended, and the terms hereof may be waived only by a written instrument signed by the Company and the Holder. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver hereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, power or privilege hereunder. The rights and remedies provided herein are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

         11. Loss, Theft, Destruction or Mutilation of Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note, if mutilated, the Company will make and deliver a new Note, of like tenor, in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Section 11 shall be dated as of the date hereof.

         12. Restrictions on Transfer.

                  12.1 Transfer to Comply with the Securities Act of 1933. This Note and any Note Stock may not be sold, assigned, mortgaged, pledged, hypothecated, transferred or otherwise disposed of except as follows: (i) to a person or entity who, in the opinion of counsel to the Company, is a person or entity to whom this Note or the Note Stock may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto, and then only against receipt of an agreement of such person to comply with the provisions hereof with respect to any resale or other disposition of such securities; or (ii) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

                  12.2 Legend. Upon conversion of this Note and the issuance of any of the Note Stock thereunder, all certificates representing shares shall bear on the face thereof substantially the following legend:

              THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO SUCH SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT, BUT, THEN, ONLY UPON THERE HAVING FIRST BEEN OBTAINED A WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAW.

         13. Limitation on Recourse. No recourse shall be had for the payment of the principal of, or interest or other fees in connection with, this Note against any officer, director or agent of the Company, past, present or future, all such liability of the officers, directors and agents having been waived, released and surrendered by the Holder hereof by its acceptance of this Note.

         14. Integration. This Note constitutes the rights and obligations of the Holder and the Company. No provision of this Note may be modified except by an instrument in writing signed by the party against whom the enforcement of any such modification is sought.

         15. Notice. Any notice, demand or request relating to any matter set forth herein shall be in writing and shall be deemed effective when hand delivered or when mailed, postage pre-paid by registered or certified mail, return receipt requested, or by overnight courier, or when sent by telefax transmission to either the Company at its address stated above, or to the Holder at its address stated above , or such other address as either party shall have notified the other in writing as aforesaid.

         16. Applicable Law. This Note is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf in its corporate name, by its duly authorized officer, all as of the date first above written


                               SAVE ON ENERGY,  INC.




                               By:______________________________________
                               Name:
                               Title:

                                    Exhibit A

                              SAVE ON ENERGY, INC.

                                   -----------

                       SECURED CONVERTIBLE PROMISSORY NOTE

                                 CONVERSION FORM


                  The undersigned hereby irrevocably elects to convert an amount equal to $____________ in combined principal and interest (the "Conversion Amount") of the Convertible Secured Promissory Note into a number of shares of Save On Energy, Inc. as determined by dividing the Conversion Amount by the Conversion Price.



Date:  ______________, 2002       __________________________________
                                      Print Name of Entity or Individual
                                   [As it is to appear on stock certificate]

                          FOR INDIVIDUAL:


                          ---------------------------------------------
                                                     Signature

                          ---------------------------------------------
                                                     Address

                          -----------------------------------------------


                          FOR ENTITY:



                          By:__________________________________________
                          Name:
                          Title:

                          ---------------------------------------------
                                                    Address

                          -----------------------------------------------